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                                  EXHIBIT 32.2

                     SECTION 906 CERTIFICATION OF JULIE DEAN

                        CERTIFICATION OF PERIODIC REPORT

         In connection with the Quarterly Report of Diversified Thermal Solutions, Inc. (the "Company") on Form 10-QSB for the period ending September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Julie Dean, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                               /s/ Julie Dean
                                           ------------------------------------
                                           Julie Dean
                                           Acting Chief Financial Officer
                                           November 13, 2003